Exhibit 99.1

Sonic Automotive Reports EPS of $0.62 for the Second Quarter of 2019;
EchoPark Revenues Up 61.9% and Expected to Exceed $1.1 Billion for 2019

CHARLOTTE, N.C. – July 25, 2019 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported financial results for the second quarter of 2019.

•EchoPark revenues of $291.7 million during the second quarter of 2019, up 61.9% from the second quarter of 2018 and on-track to exceed $1.1 billion in full year 2019 revenues.
•EchoPark pre-tax profit improved $29.5 million, or 101.6%, to $1.7 million in the second quarter of 2019, compared to a pre-tax loss of $27.8 million in the second quarter of 2018.
•EchoPark generated positive cash flow (Adjusted EBITDA*) of $4.8 million in the second quarter of 2019, improving by $7.0 million, or 321.7%, from the second quarter of 2018.
•EchoPark retailed 12,587 units during the second quarter of 2019, up 68.7% from the second quarter of 2018.
•Total Sonic consolidated GAAP continuing operations earnings per diluted share of $0.62 in the second quarter of 2019, compared to $0.40 in the second quarter of 2018 (excluding the items of interest detailed below, Adjusted earnings per diluted share from continuing operations* for the second quarter of 2018 were $0.35).
•Total Sonic consolidated all-time quarterly record pre-owned retail unit sales of 41,458 units in the second quarter of 2019.
•Total Sonic same store Fixed Operations gross increased $10.2 million in the second quarter of 2019, up 6.4% from the second quarter of 2018.
•Total Sonic consolidated all-time quarterly record F&I gross profit per retail unit of $1,710 in the second quarter of 2019.
•Total Sonic consolidated all-time quarterly record F&I gross profit of $118.3 million in the second quarter of 2019.
•SG&A to gross profit ratio of 77.2% in the second quarter of 2019, an improvement of 330 basis points compared to the second quarter of 2018 (excluding the items of interest in the second quarter of 2018 detailed below).*

* Adjusted EBITDA, Adjusted earnings per diluted share from continuing operations and Adjusted SG&A to gross profit ratio are non-GAAP financial measures. The schedules included in this press release reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Second Quarter 2019 Results

On a GAAP basis, net income from continuing operations for the second quarter of 2019 was $26.8 million, or $0.62 per diluted share. Comparatively, net income from continuing operations for the second quarter of 2018 was $17.1 million, or $0.40 per diluted share.

GAAP results reported for the second quarter of 2018 include the following pre-tax items of interest (there were no such items for the second quarter of 2019):

		Income Statement Line Item
(In millions)	Q2 2018
Gain on franchise disposals	$38.0	SG&A expenses
Legal and storm damage charges	$(3.1)	SG&A expenses
Long-term compensation charges	$(23.3)	SG&A expenses	(1)
Impairment charges	$(10.3)	Impairment expenses
Lease exit adjustments	$2.6	SG&A expenses
Note: Amounts in table relate to the Franchised Dealerships Segment unless otherwise noted below.
(1) Relates to EchoPark.

Commentary

David Smith, Sonic’s and EchoPark’s Chief Executive Officer, commented, “We are quite pleased with the results for the quarter. Our franchised stores posted very good results across all revenue lines and our EchoPark operations continued on the growth and profitability path experienced in the prior quarter. We are confident that this momentum will carry into the second half of the year. Even as the new vehicle market started showing signs of weakness, we still had record results in our pre-owned and F&I business lines and grew our fixed operations by 6.4%. This, once again, shows how the dynamic dealer operating model benefits from multiple revenue streams.”

“We are very excited to see the maturity of our current EchoPark locations as illustrated by our most mature market, Denver, Colorado. When we enter a market, we have a clear objective of becoming the market volume leader and achieving that distinction in a profitable manner. It is very exciting to see the results when you focus on the customer and use technology and process to reduce your expenses and simplify the operational model. We believe we will be able to open an additional EchoPark store before the end of 2019 and another shortly thereafter in the first half of 2020. Our current plans include two additional EchoPark store openings in the second half of 2020.”

Jeff Dyke, Sonic’s and EchoPark’s President, commented, “During the second quarter, EchoPark continued to grow consistent with our expectations. The combination of a 68.7% increase in unit volume and an increase of combined front-end and F&I gross per unit of 22.3% significantly contributed to the $13.4 million increase in total gross profit in the second quarter of 2019. This represents an increase of 92.5% over the prior year quarter. At the store operating level, all of our stores improved their performance over the prior year quarter except for one, which was relocated during the current year quarter. Our team continues managing inventory levels, inventory costs and retail pricing which we believe give us a competitive advantage to the overall pre-owned industry. We believe our technology, training and execution will allow us to scale at a level that will continue to help us significantly grow revenue while remaining profitable as we add rooftops in the coming years. We continue to be very excited about our EchoPark business model as we realize and believe that the opportunity in the pre-owned market is massive.”

“Equally as exciting, our franchised stores did an excellent job during the quarter. Collectively, our new car business increased local market share and improved gross per unit on a same store basis by 4.1%. Our franchised stores also really pushed pre-owned volume during the quarter. Same store used vehicle gross profit increased nearly one percent, driven by an increase in pre-owned units sold of 6.1%, offset slightly by a $67 decline in gross per unit. Pre-owned volume also supported higher same store F&I gross profit for the second quarter, which increased 5.9% to $86.7 million. Additionally, the results of our fixed operations business were fantastic. Same store franchise fixed operations gross for the second quarter of 2019 increased 6.8%, or $10.9 million, compared to the prior year quarter. This included an increase of 7.9% in same store customer pay gross profit. Total gross profit from the franchised stores on a same store basis increased $19.7 million in the second quarter, up 6.0% from the prior year quarter. Cost controls were also in play during the quarter for the franchised store group which improved its same store SG&A to gross ratio by 30 basis points, down to 76.3% for the quarter.”

“Consolidated SG&A to gross during the second quarter of 2019 was 77.2%. This compares to an adjusted ratio of 80.5% in the prior year quarter. We continue to look at the business critically to ensure resources are allocated to those functions that are core to our operating strategy.”

Dividend

Sonic’s Board of Directors approved a quarterly dividend of $0.10 per share payable in cash for our stockholders of record on September 13, 2019. The dividend will be payable on October 15, 2019.

Second Quarter 2019 Earnings Conference Call

Senior management will host a conference call today at 10:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then the “Earnings Conference Calls” link at the bottom of the page.

Presentation materials for the conference call will be accessible beginning the morning of the conference call on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing the “Webcasts & Presentations” link at the bottom of the page.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: (877) 450-3867
International: (706) 643-0958
Conference ID: 7589142

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: (855) 859-2056
International: (404) 537-3406
Conference ID: 7589142

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements

Included herein are forward-looking statements. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, EchoPark revenue estimates, EchoPark unit sales volume, EchoPark profit estimates, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the Company’s other periodic reports and information filed with the Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted earnings per diluted share from continuing operations and Adjusted SG&A to gross profit ratio. As required by SEC rules, the Company provides reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Contact:	Heath Byrd, Executive Vice President and Chief Financial Officer (704) 566-2400 C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Results of Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
	(Dollars and shares in thousands, except per share amounts)
Revenues:
New vehicles	$1,204,754	$1,238,571	$2,271,088	$2,419,416
Used vehicles	885,627	762,572	1,705,992	1,471,618
Wholesale vehicles	50,039	53,748	104,810	119,148
Total vehicles	2,140,420	2,054,891	4,081,890	4,010,182
Parts, service and collision repair	355,312	346,754	696,742	698,512
Finance, insurance and other, net	118,349	104,104	224,587	197,829
Total revenues	2,614,081	2,505,749	5,003,219	4,906,523
Cost of Sales:
New vehicles	(1,148,354)	(1,181,303)	(2,160,892)	(2,305,349)
Used vehicles	(848,898)	(725,263)	(1,632,256)	(1,397,538)
Wholesale vehicles	(50,752)	(57,105)	(106,789)	(126,929)
Total vehicles	(2,048,004)	(1,963,671)	(3,899,937)	(3,829,816)
Parts, service and collision repair	(184,766)	(179,703)	(362,960)	(361,833)
Total cost of sales	(2,232,770)	(2,143,374)	(4,262,897)	(4,191,649)
Gross profit	381,311	362,375	740,322	714,874
Selling, general and administrative expenses	(294,532)	(277,462)	(541,626)	(582,387)
Impairment charges	—	(10,317)	(1,952)	(13,960)
Depreciation and amortization	(23,806)	(23,949)	(46,456)	(47,692)
Operating income (loss)	62,973	50,647	150,288	70,835
Other income (expense):
Interest expense, floor plan	(12,518)	(11,945)	(25,744)	(22,622)
Interest expense, other, net	(13,628)	(13,375)	(26,481)	(26,831)
Other income (expense), net	(5)	17	95	106
Total other income (expense)	(26,151)	(25,303)	(52,130)	(49,347)
Income (loss) from continuing operations before taxes	36,822	25,344	98,158	21,488
Provision for income taxes for continuing operations - benefit (expense)	(10,071)	(8,222)	(29,058)	(6,380)
Income (loss) from continuing operations	26,751	17,122	69,100	15,108
Discontinued operations:
Income (loss) from discontinued operations before taxes	(213)	(297)	(393)	(545)
Provision for income taxes for discontinued operations - benefit (expense)	61	80	114	148
Income (loss) from discontinued operations	(152)	(217)	(279)	(397)
Net income (loss)	$26,599	$16,905	$68,821	$14,711
Basic earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.62	$0.40	$1.61	$0.35
Earnings (loss) per share from discontinued operations	—	—	(0.01)	(0.01)
Earnings (loss) per common share	$0.62	$0.40	$1.60	$0.34
Weighted-average common shares outstanding	43,066	42,662	42,953	42,725
Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.62	$0.40	$1.60	$0.35
Earnings (loss) per share from discontinued operations	(0.01)	(0.01)	—	(0.01)
Earnings (loss) per common share	$0.61	$0.39	$1.60	$0.34
Weighted-average common shares outstanding	43,230	42,920	43,060	42,948
Dividends declared per common share	$0.10	$0.06	$0.20	$0.12

New Vehicles

	Three Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$1,204,754	$1,238,571	$(33,817)	(2.7)%
Gross profit	$56,400	$57,268	$(868)	(1.5)%
Unit sales	28,196	30,877	(2,681)	(8.7)%
Revenue per unit	$42,728	$40,113	$2,615	6.5%
Gross profit per unit	$2,000	$1,855	$145	7.8%
Gross profit as a % of revenue	4.7%	4.6%	10	bps

	Six Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$2,271,088	$2,419,416	$(148,328)	(6.1)%
Gross profit	$110,196	$114,067	$(3,871)	(3.4)%
Unit sales	53,393	60,377	(6,984)	(11.6)%
Revenue per unit	$42,535	$40,072	$2,463	6.1%
Gross profit per unit	$2,064	$1,889	$175	9.3%
Gross profit as a % of revenue	4.9%	4.7%	20	bps

	Three Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$1,200,352	$1,170,278	$30,074	2.6%
Gross profit	$55,803	$54,904	$899	1.6%
Unit sales	28,134	28,826	(692)	(2.4)%
Revenue per unit	$42,666	$40,598	$2,068	5.1%
Gross profit per unit	$1,983	$1,905	$78	4.1%
Gross profit as a % of revenue	4.6%	4.7%	(10)	bps

	Six Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$2,248,029	$2,267,998	$(19,969)	(0.9)%
Gross profit	$108,763	$109,282	$(519)	(0.5)%
Unit sales	52,829	55,736	(2,907)	(5.2)%
Revenue per unit	$42,553	$40,692	$1,861	4.6%
Gross profit per unit	$2,059	$1,961	$98	5.0%
Gross profit as a % of revenue	4.8%	4.8%	—	bps

Used Vehicles

	Three Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$885,627	$762,572	$123,055	16.1%
Gross profit	$36,729	$37,309	$(580)	(1.6)%
Unit sales	41,458	35,779	5,679	15.9%
Revenue per unit	$21,362	$21,313	$49	0.2%
Gross profit per unit	$886	$1,043	$(157)	(15.1)%
Gross profit as a % of revenue	4.1%	4.9%	(80)	bps

	Six Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$1,705,992	$1,471,618	$234,374	15.9%
Gross profit	$73,736	$74,080	$(344)	(0.5)%
Unit sales	79,921	69,518	10,403	15.0%
Revenue per unit	$21,346	$21,169	$177	0.8%
Gross profit per unit	$923	$1,066	$(143)	(13.4)%
Gross profit as a % of revenue	4.3%	5.0%	(70)	bps

	Three Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$826,666	$728,393	$98,273	13.5%
Gross profit	$34,540	$34,677	$(137)	(0.4)%
Unit sales	38,517	33,930	4,587	13.5%
Revenue per unit	$21,462	$21,468	$(6)	—%
Gross profit per unit	$897	$1,022	$(125)	(12.2)%
Gross profit as a % of revenue	4.2%	4.8%	(60)	bps

	Six Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$1,591,287	$1,394,490	$196,797	14.1%
Gross profit	$68,263	$67,477	$786	1.2%
Unit sales	74,126	65,293	8,833	13.5%
Revenue per unit	$21,467	$21,357	$110	0.5%
Gross profit per unit	$921	$1,033	$(112)	(10.8)%
Gross profit as a % of revenue	4.3%	4.8%	(50)	bps

Wholesale Vehicles

	Three Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$50,039	$53,748	$(3,709)	(6.9)%
Gross profit (loss)	$(713)	$(3,357)	$2,644	78.8%
Unit sales	8,646	8,442	204	2.4%
Revenue per unit	$5,788	$6,367	$(579)	(9.1)%
Gross profit (loss) per unit	$(82)	$(398)	$316	79.4%
Gross profit (loss) as a % of revenue	(1.4)%	(6.2)%	480	bps

	Six Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$104,810	$119,148	$(14,338)	(12.0)%
Gross profit (loss)	$(1,979)	$(7,781)	$5,802	74.6%
Unit sales	17,293	18,122	(829)	(4.6)%
Revenue per unit	$6,061	$6,575	$(514)	(7.8)%
Gross profit (loss) per unit	$(114)	$(429)	$315	73.4%
Gross profit (loss) as a % of revenue	(1.9)%	(6.5)%	460	bps

	Three Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$48,270	$48,127	$143	0.3%
Gross profit (loss)	$(631)	$(3,074)	$2,443	79.5%
Unit sales	8,230	7,460	770	10.3%
Revenue per unit	$5,865	$6,451	$(586)	(9.1)%
Gross profit (loss) per unit	$(77)	$(412)	$335	81.3%
Gross profit (loss) as a % of revenue	(1.3)%	(6.4)%	510	bps

	Six Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$101,394	$108,446	$(7,052)	(6.5)%
Gross profit (loss)	$(1,773)	$(6,955)	$5,182	74.5%
Unit sales	16,618	16,327	291	1.8%
Revenue per unit	$6,101	$6,642	$(541)	(8.1)%
Gross profit (loss) per unit	$(107)	$(426)	$319	74.9%
Gross profit (loss) as a % of revenue	(1.7)%	(6.4)%	470	bps

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$142,113	$140,351	$1,762	1.3%
Warranty	69,809	63,888	5,921	9.3%
Wholesale parts	40,027	40,844	(817)	(2.0)%
Internal, sublet and other	103,363	101,671	1,692	1.7%
Total	$355,312	$346,754	$8,558	2.5%

Gross profit
Customer pay	$77,652	$75,100	$2,552	3.4%
Warranty	39,039	35,871	3,168	8.8%
Wholesale parts	6,872	6,900	(28)	(0.4)%
Internal, sublet and other	46,983	49,180	(2,197)	(4.5)%
Total	$170,546	$167,051	$3,495	2.1%

Gross profit as a % of revenue
Customer pay	54.6%	53.5%	110	bps
Warranty	55.9%	56.1%	(20)	bps
Wholesale parts	17.2%	16.9%	30	bps
Internal, sublet and other	45.5%	48.4%	(290)	bps
Total	48.0%	48.2%	(20)	bps

	Six Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$279,834	$282,706	$(2,872)	(1.0)%
Warranty	138,782	131,489	7,293	5.5%
Wholesale parts	79,325	83,345	(4,020)	(4.8)%
Internal, sublet and other	198,801	200,972	(2,171)	(1.1)%
Total	$696,742	$698,512	$(1,770)	(0.3)%

Gross profit
Customer pay	$151,978	$151,449	$529	0.3%
Warranty	77,447	73,772	3,675	5.0%
Wholesale parts	13,668	14,165	(497)	(3.5)%
Internal, sublet and other	90,689	97,293	(6,604)	(6.8)%
Total	$333,782	$336,679	$(2,897)	(0.9)%

Gross profit as a % of revenue
Customer pay	54.3%	53.6%	70	bps
Warranty	55.8%	56.1%	(30)	bps
Wholesale parts	17.2%	17.0%	20	bps
Internal, sublet and other	45.6%	48.4%	(280)	bps
Total	47.9%	48.2%	(30)	bps

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$141,061	$134,096	$6,965	5.2%
Warranty	70,283	62,323	7,960	12.8%
Wholesale parts	39,696	39,057	639	1.6%
Internal, sublet and other	101,345	96,806	4,539	4.7%
Total	$352,385	$332,282	$20,103	6.0%

Gross profit
Customer pay	$77,079	$71,426	$5,653	7.9%
Warranty	39,247	34,874	4,373	12.5%
Wholesale parts	6,813	6,557	256	3.9%
Internal, sublet and other	46,655	46,720	(65)	(0.1)%
Total	$169,794	$159,577	$10,217	6.4%

Gross profit as a % of revenue
Customer pay	54.6%	53.3%	130	bps
Warranty	55.8%	56.0%	(20)	bps
Wholesale parts	17.2%	16.8%	40	bps
Internal, sublet and other	46.0%	48.3%	(230)	bps
Total	48.2%	48.0%	20	bps

	Six Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$277,155	$264,824	$12,331	4.7%
Warranty	137,720	126,537	11,183	8.8%
Wholesale parts	78,277	79,069	(792)	(1.0)%
Internal, sublet and other	194,421	189,409	5,012	2.6%
Total	$687,573	$659,839	$27,734	4.2%

Gross profit
Customer pay	$150,513	$141,236	$9,277	6.6%
Warranty	76,859	70,778	6,081	8.6%
Wholesale parts	13,449	13,347	102	0.8%
Internal, sublet and other	88,981	91,086	(2,105)	(2.3)%
Total	$329,802	$316,447	$13,355	4.2%

Gross profit as a % of revenue
Customer pay	54.3%	53.3%	100	bps
Warranty	55.8%	55.9%	(10)	bps
Wholesale parts	17.2%	16.9%	30	bps
Internal, sublet and other	45.8%	48.1%	(230)	bps
Total	48.0%	48.0%	—	bps

Finance, Insurance and Other, Net (“F&I”)

	Three Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$118,349	$104,104	$14,245	13.7%
Unit sales	69,213	66,238	2,975	4.5%
Gross profit per retail unit (excludes fleet)	$1,710	$1,572	$138	8.8%

	Six Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$224,587	$197,829	$26,758	13.5%
Unit sales	132,594	129,154	3,440	2.7%
Gross profit per retail unit (excludes fleet)	$1,694	$1,532	$162	10.6%

	Three Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$108,818	$95,816	$13,002	13.6%
Unit sales	66,210	62,363	3,847	6.2%
Gross profit per retail unit (excludes fleet)	$1,644	$1,536	$108	7.0%

	Six Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$205,936	$180,977	$24,959	13.8%
Unit sales	126,235	120,333	5,902	4.9%
Gross profit per retail unit (excludes fleet)	$1,631	$1,504	$127	8.4%

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported:
Compensation	$181,197	$197,641	$16,444	8.3%
Advertising	15,402	16,270	868	5.3%
Rent	13,336	13,702	366	2.7%
Other	84,597	49,849	(34,748)	(69.7)%
Total SG&A expenses	$294,532	$277,462	$(17,070)	(6.2)%
Adjustments:
Gain on franchise disposals	$—	$38,048
Legal and storm damage charges	—	(3,064)
Long-term compensation charges	—	(23,333)
Lease exit charges	—	2,579
Total SG&A adjustments	$—	$14,230
Adjusted:
Total adjusted SG&A expenses	$294,532	$291,692	$(2,840)	(1.0)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	47.5%	54.5%	700	bps
Advertising	4.0%	4.5%	50	bps
Rent	3.5%	3.8%	30	bps
Other	22.2%	13.8%	(840)	bps
Total SG&A expenses as a % of gross profit	77.2%	76.6%	(60)	bps
Adjustments:
Gain on franchise disposals	—%	10.5%
Legal and storm damage charges	—%	(0.8)%
Long-term compensation charges	—%	(6.5)%
Lease exit charges	—%	0.7%
Total effect of adjustments	—%	3.9%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	77.2%	80.5%	330	bps

	Six Months Ended June 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported:
Compensation	$365,381	$382,678	$17,297	4.5%
Advertising	30,453	32,287	1,834	5.7%
Rent	28,586	35,570	6,984	19.6%
Other	117,206	131,852	14,646	11.1%
Total SG&A expenses	$541,626	$582,387	$40,761	7.0%
Adjustments:
Gain on franchise disposals	$46,680	$39,239
Legal and storm damage charges	—	(4,564)
Long-term compensation charges	(6,264)	(32,522)
Lease exit charges	—	(2,235)
Total SG&A adjustments	$40,416	$(82)
Adjusted:
Total adjusted SG&A expenses	$582,042	$582,305	$263	—%
Reported:
SG&A expenses as a % of gross profit:
Compensation	49.4%	53.5%	410	bps
Advertising	4.1%	4.5%	40	bps
Rent	3.9%	5.0%	110	bps
Other	15.8%	18.5%	270	bps
Total SG&A expenses as a % of gross profit	73.2%	81.5%	830	bps
Adjustments:
Gain on franchise disposals	6.3%	5.5%
Legal and storm damage charges	—%	(0.7)%
Long-term compensation charges	(0.9)%	(4.5)%
Lease exit charges	—%	(0.3)%
Total effect of adjustments	5.4%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	78.6%	81.5%	290	bps

Non-GAAP Continuing Operations EPS Reconciliation

	Three Months Ended June 30, 2019			Three Months Ended June 30, 2018
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In thousands, except per share amounts)
Diluted earnings (loss) and shares from continuing operations	43,230	$26,751	$0.62	42,920	$17,122	$0.40
Pre-tax items of interest:
Gain on franchise disposals		$—			$(38,048)
Legal and storm damage charges		—			3,064
Long-term compensation charges		—			23,333
Impairment charges		—			10,315
Lease exit charges		—			(2,579)
Tax effect of above items		—			1,617
Adjusted diluted earnings (loss) and shares from continuing operations	43,230	$26,751	$0.62	42,920	$14,824	$0.35

	Six Months Ended June 30, 2019			Six Months Ended June 30, 2018
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In thousands, except per share amounts)
Diluted earnings (loss) and shares from continuing operations	43,060	$69,100	$1.60	42,948	$15,108	$0.35
Pre-tax items of interest:
Gain on franchise disposals		$(46,680)			$(39,239)
Legal and storm damage charges		—			4,564
Long-term compensation charges		—			32,522
Executive transition costs		6,264			—
Impairment charges		1,926			13,958
Lease exit charges		—			2,235
Tax effect of above items		12,902			(3,276)
Adjusted diluted earnings (loss) and shares from continuing operations	43,060	$43,512	$1.01	42,948	$25,872	$0.60